SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2005

                                      CWT

                                  (Depositor)

   (Issuer in respect of Countrywide Alternative Loan Trust 2004-13CB, Series

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 25, 2005


                                      CWT


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated January 25, 2005


                             Payment Date: 01/25/05


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
         Countrywide Alternative Loan Trust 2004-13CB, Series 2004-13CB
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        195,190,500.75    5.250000%     2,918,055.18    853,958.44    3,772,013.62       0.00       0.00
                        A2         22,000,000.00    6.000000%             0.00    110,000.00      110,000.00       0.00       0.00
                        A3         44,430,058.00    6.000000%             0.00    222,150.29      222,150.29       0.00       0.00
                        A4          9,490,009.00    0.000000%             0.00          0.00            0.00       0.00       0.00
                        PO          2,495,385.66    0.000000%        17,095.08          0.00       17,095.08       0.00       0.00
Residual                AR                  0.00    5.250000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M           5,622,459.75    5.250000%         6,443.57     24,598.26       31,041.83       0.00       0.00
                        B1          2,367,403.67    5.250000%         2,713.14     10,357.39       13,070.53       0.00       0.00
                        B2          1,184,197.73    5.250000%         1,357.14      5,180.87        6,538.00       0.00       0.00
                        B3          1,331,974.50    5.250000%         1,526.50      5,827.39        7,353.89       0.00       0.00
                        B4            739,875.64    5.250000%           847.93      3,236.96        4,084.88       0.00       0.00
                        B5            591,972.05    5.250000%           678.42      2,589.88        3,268.30       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        285,443,836.75     -            2,948,716.97  1,237,899.47    4,186,616.44     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        192,272,445.57              0.00
                                A2         22,000,000.00              0.00
                                A3         44,430,058.00              0.00
                                A4          9,490,009.00              0.00
                                PO          2,478,290.58              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M           5,616,016.18              0.00
                                B1          2,364,690.53              0.00
                                B2          1,182,840.59              0.00
                                B3          1,330,448.00              0.00
                                B4            739,027.71              0.00
                                B5            591,293.62              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        282,495,119.78     -
--------------------------------------------------------------------------------

                             Payment Date: 01/25/05


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
         Countrywide Alternative Loan Trust 2004-13CB, Series 2004-13CB
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    195,190,500.75     5.250000% 12667FKG9    14.035184      4.107347    924.786906
                           A2     22,000,000.00     6.000000% 12667FKH7     0.000000      5.000000  1,000.000000
                           A3     44,430,058.00     6.000000% 12667FKJ3     0.000000      5.000000  1,000.000000
                           A4      9,490,009.00     0.000000% 12667FKK0     0.000000      0.000000  1,000.000000
                           PO      2,495,385.66     0.000000% 12667FKL8     6.498204      0.000000    942.050766
Residual                   AR              0.00     5.250000% 12667FKM6     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M       5,622,459.75     5.250000% 12667FKN4     1.136633      4.339083    990.653763
                           B1      2,367,403.67     5.250000% 12667FKP9     1.136633      4.339083    990.653763
                           B2      1,184,197.73     5.250000% 12667FKQ7     1.136633      4.339083    990.653763
                           B3      1,331,974.50     5.250000% 12667FKD6     1.136633      4.339083    990.653763
                           B4        739,875.64     5.250000% 12667FKE4     1.136633      4.339083    990.653763
                           B5        591,972.05     5.250000% 12667FKF1     1.136633      4.339083    990.653763
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     285,443,836.75       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
         Countrywide Alternative Loan Trust 2004-13CB, Series 2004-13CB
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       282,495,119.78   282,495,119.78
Loan count                   1501             1501
Avg loan rate           5.528033%             5.53
Prepay amount        2,621,480.54     2,621,480.54

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        58,106.64        58,106.64
Sub servicer fees       15,444.75        15,444.75
Trustee fees             2,140.83         2,140.83


Agg advances                  N/A              N/A
Adv this period         22,651.84        22,651.84

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy             100,000.00       100,000.00
Fraud                3,000,000.00     3,000,000.00
Special Hazard       2,854,438.37     2,854,438.37


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           95.857371%           100.000000%            273,605,953.41
   -----------------------------------------------------------------------------
   Junior            4.142629%             0.000000%             11,824,316.64
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          16                 3,740,401.36
60 to 89 days                           1                    91,993.18
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                17                 3,832,394.54
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            4,186,616.44          4,186,616.44
Principal remittance amount            2,948,716.97          2,948,716.97
Interest remittance amount             1,237,899.47          1,237,899.47